UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 23, 2023
Date of Report (date of earliest event reported)
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Babylon Holdings Limited
(Exact name of registrant as specified in its charter)
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Bailiwick of Jersey, Channel Islands (State or other jurisdiction of incorporation)	001-40952 (Commission File Number)	98-1638964 (IRS Employer Identification No.)
2500 Bee Cave Road Building 1 - Suite 400 Austin, TX		78746
(Address of principal executive offices)		(Zip Code)
(512) 967-3787
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.001056433113 per share	BBLN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

On June 23, 2023, Babylon Holdings Limited (the “Company”) and MindMaze Group SA (“MindMaze”) issued a joint press release announcing the updates described below on the previously announced potential recapitalization transaction of the Company disclosed in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 10, 2023 (the “Take Private Proposal”). A copy of the joint press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company has received a proposal from AlbaCore Capital LLP on behalf of certain of its affiliates (“AlbaCore”) and MindMaze pursuant to which core operating subsidiaries of the Company would be transferred to MindMaze (the “Proposed Transaction”), and the Company has selected the Take Private Proposal, together with the Proposed Transaction, from the options considered.

The Proposed Transaction provides for a new capital structure and a reduction of pro forma company debt, and is expected to include immediate material funding for current business operations as well as a commitment to fund the combined business of MindMaze and the Company. Completion of the Proposed Transaction will be subject to agreed documentation, various conditions and appropriate regulatory approvals, if required. The Proposed Transaction is expected to close in July 2023.

The Proposed Transaction will not provide for any payment to the Company’s Class A ordinary shareholders or other equity instrument holders, as AlbaCore will be exercising rights under its debt agreements with the Company, and the Proposed Transaction would transition the go-forward business to private ownership by transferring core operating subsidiaries of the Company to MindMaze. The Company’s Class A ordinary shares will cease trading on the New York Stock Exchange under the ticker symbol “BBLN”.

Except for the information expressly set forth in this Item 8.01, the information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements generally relate to future events or our future financial or operating performance. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of the Company’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include risks associated with the implementation of the Take Private Proposal pursuant to the framework implementation agreement, dated May 10, 2023, between the Company and AlbaCore, the Company’s ability to execute definitive agreements for and close the Proposed Transaction on the terms and timeframe currently contemplated, and the Company's ability to enter into and consummate any other potential alternative transaction. Considering these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this Current Report on Form 8-K may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included in this Current Report on Form 8-K speak only as of the date hereof and, except as required by law, the Company undertakes no obligation to update publicly or privately any forward-looking statements, whether written or oral, for any reason after the date of this Current Report on Form 8-K to conform these statements to new information, actual results or to changes in its expectations.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated June 23, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2023

Babylon Holdings Limited

By:	/s/ David Humphreys
Name:	David Humphreys
Title:	Chief Financial Officer